Exhibit 99.1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree that they are jointly filing this statement on Schedule 13D. Each of them is responsible for the timely filing of such statement and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of December 23, 2024.

ALAN E. GOLDBERG

By:	James C. Pickel, Jr, Attorney-in-Fact

/s/ James C. Pickel, Jr.

GOLDBERG 2014 LLC

By:	/s/ James C. Pickel, Jr.

Name:	James C. Pickel, Jr.
Title:	Vice President

GOLDBERG 2020 LLC

By:	/s/ James C. Pickel, Jr.

Name:	James C. Pickel, Jr.
Title:	Vice President

LG GP HOLDING IV LLC

By:	/s/ James C. Pickel, Jr.

Name:	James C. Pickel, Jr.
Title:	Vice President

LG GP HOLDING V LLC

By:	/s/ James C. Pickel, Jr.

Name:	James C. Pickel, Jr.
Title:	Vice President

LINDSAY GOLDBERG GP IV LLC

By:	/s/ James C. Pickel, Jr.

Name:	James C. Pickel, Jr.
Title:	Vice President

LINDSAY GOLDBERG GP V LLC

By:	/s/ James C. Pickel, Jr.

Name:	James C. Pickel, Jr.
Title:	Vice President

LINDSAY GOLDBERG IV L.P.

By:	Lindsay Goldberg GP IV LLC, its General Partner

By:	/s/ James C. Pickel, Jr.

Name:	James C. Pickel, Jr.
Title:	Vice President

LINDSAY GOLDBERG IV - A L.P.

By:	Lindsay Goldberg GP IV LLC, its General Partner

By:	/s/ James C. Pickel, Jr.

Name:	James C. Pickel, Jr.
Title:	Vice President

LINDSAY GOLDBERG IV - PCF L.P.

By:	Lindsay Goldberg GP IV LLC, its General Partner

By:	/s/ James C. Pickel, Jr.

Name:	James C. Pickel, Jr.
Title:	Vice President

LINDSAY GOLDBERG CO-INV. IV L.P.

By:	Lindsay Goldberg GP IV LLC, its General Partner

By:	/s/ James C. Pickel, Jr.

Name:	James C. Pickel, Jr.
Title:	Vice President

LINDSAY GOLDBERG EMPLOYEE CO-INV. IV L.P.

By:	Lindsay Goldberg GP IV LLC, its General Partner

By:	/s/ James C. Pickel, Jr.

Name:	James C. Pickel, Jr.
Title:	Vice President

LG CO-INV. A L.P.

By:	Lindsay Goldberg GP IV LLC, its General Partner

By:	/s/ James C. Pickel, Jr.

Name:	James C. Pickel, Jr.
Title:	Vice President

And By:	Lindsay Goldberg GP V LLC, its General Partner

By:	/s/ James C. Pickel, Jr.

Name:	James C. Pickel, Jr.
Title:	Vice President

LINDSAY GOLDBERG V L.P.

By:	Lindsay Goldberg GP V LLC, its General Partner

By:	/s/ James C. Pickel, Jr.

Name:	James C. Pickel, Jr.
Title:	Vice President

LINDSAY GOLDBERG MAVERICK CO-INV. L.P.

By:	Lindsay Goldberg GP V LLC, its General Partner

By:	/s/ James C. Pickel, Jr.

Name:	James C. Pickel, Jr.
Title:	Vice President

LG AMENTUM HOLDINGS GP LLC

By:	/s/ James C. Pickel, Jr.

Name:	James C. Pickel, Jr.
Title:	Vice President

LG AMENTUM HOLDINGS LP

By:	LG Amentum Holdings GP LLC, its General Partner

By:	/s/ James C. Pickel, Jr.

Name:	James C. Pickel, Jr.
Title:	Vice President